UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 22, 2021

Tilray, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38594	82-4310622
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

655 Madison Avenue, 19th Floor, New York, New York 10065
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (844) 845-7291

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class 2 Common stock, par value $0.0001 per share	TLRY	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On November 22, 2021, Tilray, Inc. (the “Company”) held its 2021 annual meeting of stockholders (the “Annual Meeting”), at which a quorum was present.

At the Annual Meeting, stockholders considered and voted to approve the following proposals, each of which is described in more detail in the Company’s proxy statement   dated September 24, 2021 (the "Proxy Statement"): (1) the election of Class I, Class II and Class III directors to serve until their respective terms expire or until their successors are duly elected and qualified; (2) the approval of the non-binding advisory resolution on the named executive officer compensation; and (3) the ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent registered accounting firm for the current fiscal year.

Proposal No. 1 -

Election of Class I Directors
Nominees	For	Withheld	Broker Non-Votes
Brendan Kennedy	44,804,102	13,065,829	142,643,742
John M. Herhalt	54,535,728	3,334,203	142,643,742
Walter Robb	53,487,054	4,382,877	142,643,742

Election of Class II Directors

Nominees	For	Withheld	Broker Non-Votes
Irwin D. Simon	54,412,239	3,457,692	142,643,742
Renah Persofsky	53,209,361	4,660,570	142,643,742
David Clanachan	53,481,773	4,388,158	142,643,742

Election of Class III Directors

Nominees	For	Withheld	Broker Non-Votes
Jodi Butts	52,172,215	5,695,716	142,643,742
David Hopkinson	53,692,426	4,177,505	142,643,742
Thomas Looney	54,526,443	3,343,488	142,643,742

Proposal No. 2-Approval, on an Advisory (Non-Binding) Basis, of The Compensation of our Named Executive Officers

For	35,224,384
Against	20,730,104
Abstain	1,915,443
Broker Non-Votes	142,643,742

Proposal No. 3- Ratification of Selection of Independent Registered Public Accounting Firm

For	194,771,981
Against	3,954,458
Abstain	1,787,234
Broker Non-Votes	—

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TILRAY, INC.

Dated: November 22, 2021	By:	/s/ Mitchell Gendel
Mitchell Gendel
Global General Counsel